EXHIBIT 99.1

EAGLE BULK SHIPPING INC.
EAGLE BULK SHIPPING INC.
Jefferies
7th Global Shipping Conference
8 September 2010

EAGLE BULK SHIPPING INC.

Forward Looking Statements
This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Securities Acts. Forward-looking statements reflect management’s current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc. believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections. Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-looking statements include the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements, charter contracts, and other agreements on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists. Risks and uncertainties are further described in reports filed by Eagle Bulk
Shipping Inc. with the US Securities and Exchange Commission.

EAGLE BULK SHIPPING INC.

Agenda
▪ Investment Thesis
▪ Results and Highlights
▪ The Fleet
▪ Industry
▪ Financials
▪ Conclusion

Investment Thesis

EAGLE BULK SHIPPING INC.

Eagle Bulk, Global Leader in the Supramax Class
Transformational Growth
		September, 2005	September, 2010	% Change
Fleet	Number of vessels	11	47	+327.3%
	Total DWT	540,456	2,552,800	+372.3%
	OTW Average Age (years)	5.8	4.6	-20.7%
Commercial Current Year Chartering Strategy	Fixed	100%	60%	-
	Indexed	0%	20%	-
	Open	0%	20%	-
Operational	Fleet Utilization	99.6%	99.9%	-
	Technical Managers	1	4 (including in-house)	-
Financial	Enterprise Value	$509m	$1,272m	+149.9%
Growth Delivered

EAGLE BULK SHIPPING INC.

Eagle Bulk Establishes Trading Capabilities
Capturing value in all shipping cycles
Eagle Bulk Pte Ltd:
▪Freight Trading division setup by Eagle Bulk
Shipping Inc.
 ▪ Headed by Keith Denholm,
 ex-Commercial Director at Pacific Carriers
 Limited (Singapore) and Malaysian Bulk
 Carriers Berhad.
▪Objective:
 ▪ Leverage the Company’s growing scale in
 order to generate excess-returns in all
 shipping cycles.
▪Strategy:
 ▪ Develop value-added relationships with
 major industrial producers and users of
 drybulk commodities.
 ▪ Capitalize on market opportunities for both
 vessels (i.e. tonnage) and cargoes;
 monitor global markets 24/7.
Eagle Bulk Pte Ltd Core Activities
▪ Trading spot
▪ Contracts of Affreightment
▪ Timecharter-In/Out
▪ Paper derivatives
▪ Risk Management
New York
Global Market Coverage 24/7

Results and Highlights

EAGLE BULK SHIPPING INC.

1H 2010 Results and YTD Highlights
Results:
▪ Net Income of $15.6 million or $0.25 per share.
▪ Revenues, net of commissions, of $119.9 million.
▪ EBITDA* of $74.6 million.
▪ Fleet utilization of 99.5%.
Highlights:
▪ Took delivery of 12 newbuilding Supramaxes, expanding fleet by 44.4% to 39:
 ▪ 1Q- 6 vessels
 ▪ 2Q- 3 vessels
 ▪ 3Q- 3 vessels to-date
*EBITDA, as defined by the Company’s credit agreement, is calculated as net income plus interest exp., depreciation, amortization, and exceptional items

The Fleet

EAGLE BULK SHIPPING INC.

	Vessel	DWT	Year Built		Vessel	DWT	Year Built		Vessel	DWT	Year Built
1	Martin	57,776	2010	14	Bittern	57,809	2009	27	Kittiwake	53,146	2002
2	Kingfisher	57,776	2010	15	Stellar Eagle	55,989	2009	28	Goldeneye	52,421	2002
3	Jay	57,802	2010	16	Crested Eagle	55,989	2009	29	Osprey I	50,206	2002
4	Ibis Bulker	57,775	2010	17	Crowned Eagle	55,940	2008	30	Heron	52,827	2001
5	Grebe Bulker	57,809	2010	18	Woodstar	53,390	2008	31	Falcon	51,268	2001
6	Gannet Bulker	57,809	2010	19	Wren	53,349	2008	32	Peregrine	50,913	2001
7	Imperial Eagle	55,989	2010	20	Redwing	53,411	2007	33	Condor	50,296	2001
8	Avocet	53,462	2010	21	Cardinal	55,362	2004	34	Harrier	50,296	2001
9	Thrasher	53,360	2010	22	Jaeger	52,248	2004	35	Hawk I	50,296	2001
10	Golden Eagle	55,989	2010	23	Kestrel I	50,326	2004	36	Merlin	50,296	2001
11	Egret Bulker	57,809	2010	24	Skua	53,350	2003	37	Sparrow	48,225	2000
12	Crane	57,809	2010	25	Shrike	53,343	2003	38	Kite	47,195	1997
13	Canary	57,809	2009	26	Tern	50,200	2003	39	Griffon	46,635	1995
On-the-water Fleet
TOTAL VESSEL COUNT	39	TOTAL DWT	2,093,700	AVERAGE AGE (by DWT)	4.6yrs
One of the largest and most modern Supramax fleets in the world

EAGLE BULK SHIPPING INC.

Fleet Expansion Contributing to Cash Flow
2010 Newbuilding Charters
	Vessel	Delivery	TC Expiration	TC Rate	Minimum Contracted Revenue
1	Crane	1Q10	2019	$18,850	$60m*
2	Egret Bulker	1Q10	2013	$17,650	$19m*
3	Golden Eagle	1Q10	2011	indexed to BSI	market
4	Thrasher	1Q10	2019	$18,400	$59m*
5	Avocet	1Q10	2019	$18,400	$59m*
6	Imperial Eagle	1Q10	2011	indexed to BSI	market
7	Gannet Bulker	2Q10	2013	$17,650	$19m*
8	Grebe Bulker	2Q10	2013	$17,650	$19m*
9	Ibis Bulker	2Q10	2013	$17,650	$19m*
10	Jay	3Q10	2018	$18,500	$56m*
11	Kingfisher	3Q10	2018	$18,500	$56m*
12	Martin	3Q10	2017	$18,400	$44m
TOTAL					$410m**
*Excludes profit-sharing revenue- Egret Bulker, Gannet Bulker, Grebe Bulker, Ibis Bulker, Jay, and Kingfisher profit shares are in effect.
**Excludes both profit-sharing and indexed revenue.
Long-term Visibility

18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
2005
2006
2007
2008
2009
2010e
2011e
2012e
OTW fleet
Newbuilding Deliveries

EAGLE BULK SHIPPING INC.

▪ One vessel to be delivered in 4Q 2010
 charter-free.
▪ Seven additional vessels to be
 delivered in 2011.
 ▪ All have fixed charters which are
 expected to generate combined
 minimum contracted revenues of
 $200m.
Eagle vessel-owned days, CAGRe > 25%
Newbuildings funded from existing cash, facility, and operations
Fleet Expansion Contributing to Cash Flow

Misc., 6.1 %
Iron Ore, 17.4 %
Coal, 27.6 %
Grains, 20 .2%
Cement, 5 .0%
Coke, 8.1 %
Steels, 1.8 %
Sugar, 1.4 %
Other Ores, 12.5 %

EAGLE BULK SHIPPING INC.

Supramax Versatility
*Includes alumina, copper, fertilizers, salt, and other.
65% of cargoes carried in 2Q 2010 were “Capesize and Panamax cargoes”
Eagle Bulk 2Q10 Cargoes
▪ 3.4m MT carried in the quarter, +47.1% y/y.
Drybulks		Cargoes Carried by Asset Class
		Handymax / Supramax	Panamax	Capesize
1	Iron Ore	yes	yes	yes
2	Coal	yes	yes	yes
3	Grains / Soybeans	yes	yes
4	Other Ores	yes
5	Cement	yes
6	Coke	yes
7	Steels	yes
8	Scrap Iron	yes
9	Aggregates	yes
10	Sugar	yes
11	Miscellaneous*	yes

3.4m tons of cargo carried in 2Q 2010
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
2q05
4q05
2q06
4q06
2q07
4q07
2q08
4q08
2q09
4q09
2q10
Minor Bulks
Grains
Iron Ore
Coal

EAGLE BULK SHIPPING INC.

Eagle Bulk Historic Cargoes
CAGR= 58.2%

Industry

Megawatt Hours Per Capita
GDP Per Capita (thousand US $)
USA
Australia
South Korea
UK
Italy
Malaysia
China
Mexico
Brazil
India
0
2
4
6
8
10
12
14
0
10
20
30
40
50

EAGLE BULK SHIPPING INC.

Power Generation to Dominate Drybulk Trade
Source: CNEA, Peabody
Electricity Usage per Capita
Coal-fueled plants coming online in 2010
Region	Coal required (m MT)%
China	212	58.1%
India	80	21.9%
Other Asia	34	9.3%
U.S.	25	6.9%
Other	14	3.8%
Total	365	100.0%
▪ Met coal seaborne trade expected to reach
 265m MT in 2010, representing a 17%
 increase y/y.
 ▪ Steel production to increase 50% by
 2020.
▪ Thermal coal seaborne trade expected to
 reach 713m MT in 2010, representing a 4%
 increase y/y.
 ▪ Coal-fired power generation to grow
 60% by 2020 to reach 1.4k GW.
Seaborne trade to reach 1.2B MT by 2015,
+40% from current levels

Coal to Increase Ton-miles
5yr Import/Export Growth Projection (incremental trade)
Canada:
5m
U.S.A.:
5m
Colombia:
25m
Atlantic:
(50m)
Russia:
15m
South Africa:
15m
Australia:
170m
India:
(150m)
China:
(150m)
Korea:
(40m)
Japan:
(30m)
Indonesia:
80m
EXPORTS
IMPORTS
Demand to outstrip supply

EAGLE BULK SHIPPING INC.

Grains to contribute to 2H 2010 Supramax Earnings
▪ China’s improving standard of living is leading to
 increased demand for meat and dairy products:
 ▪ Urban household incomes up 10% y/y.
 Leading to:
 ▪ Meat product and dairy demand expected to
 grow at 7% and 10% per annum,
 respectively, for the next 5 years.
 ▪ Increasing feedstock required to meet
 this growing demand.
 ▪ China imports over 50% of the world’s
 soybean exports, demand growth
 expected at 8% per annum for the next
 three years.
 ▪ Corn demand expected to grow 5% per
 annum for the next five years.
2010 Wheat Trade
Source: Cargill, Clarksons, JPM
▪ Severe drought in the Baltic Sea region
 has forced Russia to ban wheat exports
 until December 31 2010.
 ▪ U.S.D.A. predicts record harvest
 for the year.
▪ Supply substitution will result in
 increased ton-mile demand.
 ▪ Supramaxes have replaced
 Panamaxes as prime beneficiary
 on U.S. grain trade.
▪ BHP Billiton’s bid for Potash
 Corporation highlights the positive long-
 term fundamentals for fertilizer, a key
 requirement for meat and plant
 production.
Fertilizers

Shipyard bottlenecks:

呼和浩特
Beijing
北京
North
Korea
Seoul
서울
대한민국
South
Korea
Yinchuan
银川
Shijiazhuang
石家庄
Tianjin
天津
Lanzhou
兰州
Taiyuan
太原
Jinan
济南
Xi'an
西安
中国
China
Zhengzhou
郑州
Nanjing
南京
Busan
부산
Fukuoka
福岡
Chengdu
成都
Wuhan
武汉
East
China Sea
Chongqing
重庆
Hangzhou
杭州
Naha
那覇
Changsha
长沙
Guiyang
贵阳
Fuzhou
福州
Nanning
南宁
Guangzhou
广州
台灣
Haikou
海口
香港
澳門

EAGLE BULK SHIPPING INC.

Other Factors Affecting Drybulk
Congestion:
 ▪ Inadequate port and in-land
 infrastructure will continue to soak-up
 tonnage in the market.
 ▪ Increasing global fleet will compete
 for drydock services resulting in
 bottlenecks/delays which will in-turn
 affect utilization.
Source: Clarksons, Peabody
Intra-China Seaborne Coal Trade Routes
Supramax Congestion Calculator
-One vessel > 9 voyages per year.
-Nine voyages = 18 ports of call.
-Assume 3 days delay per vessel for load/discharge
-18 ports of call * 3 delay days= 54 delay days
-54 delay days * 755 vessels= 40,770 total delay days
-40,770 delay days / 365 =
= 111 vessels (14.8% of fleet) per annum
▪ This hidden demand is expected to reach 480m MT
 in 2010, representing an additional 50% to reported
 international seaborne coal trade volumes.

50
45
40
35
30
25
20
15
10
5
0
m DWT
30%
25%
20%
15%
10%
5%
0%
Capesize
Panamax
Sub-Panamax
Vessels in m DWT
as a % of Fleet

50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Capesize
Panamax
Sub-Panamax

EAGLE BULK SHIPPING INC.

Sub-Panamax: Oldest Fleet / Greatest Slippage
Source: Clarksons, ICAP, SSY
Drybulk Fleet Over 25yrs of Age
Scrapping, currently at low levels, can positively impact the market
2010e Newbuilding Delivery Slippage
1,572
vessels
70
vessels
262
vessels

Financials

EAGLE BULK SHIPPING INC.

1H 2010 Earnings
Period ending June 30th (in $000’s,except per share data)
	1H 2010	1H 2009
REVENUES, net of commissions	$119,856	$108,999
EXPENSES
Vessel expenses	31,530	26,005
Depreciation and amortization	29,243	21,234
General and administrative expenses	19,852	17,944
Total operating expenses	80,625	65,183
OPERATING INCOME	$39,231	$43,816
Interest expense	23,785	13,302
Interest income	(140)	(70)
Net interest expense	23,645	13,232
NET INCOME	$15,586	$30,584
EBITDA	$68,474	$65,050

EPS (Basic and Diluted)	$0.25	$0.62

Weighted average shares outstanding
Basic	62,215,915	49,656,431
Diluted	62,366,183	49,626,359

EAGLE BULK SHIPPING INC.

Balance Sheet
As of: June 30, 2010
(in $000’s)
Cash and Restricted Cash
$120,410
Other current assets
14,702
Vessels, net
1,409,038
Advances for vessel construction
240,592
Other assets
28,023
Total assets
$1,812,765
Current liabilities
$33,714
Long-term debt
1,080,241
Other liabilities
54,708
Stockholder’s equity
644,102
Total liabilities and stockholder’s equity
$1,812,765

EAGLE BULK SHIPPING INC.

2010 Estimated Cash Break-Even Levels
Daily Cash Expenses
Vessel	$5,116
Technical Management	307
G&A	1,521
Cash Interest (net)	3,850
Drydocking	603
Break-Even	$11,397
$11,397 per day cash break-even cost for 2H 2010
Vessel expenses are comprised of the following items: crew wages and related, insurance, repair and maintenance, stores, spares, and related inventory, tonnage taxes, newbuilding pre-operating costs (associated with taking delivery of vessels). Eagle anticipates higher costs relating to crewing and oil based supplies, including lubes and paints. The Company makes an allowance for drydocking constraints (i.e. decreased drydock capacity drives up costs).

Conclusion

EAGLE BULK SHIPPING INC.

Supramax: Best Asset Class	▪ Most versatile and flexible vessels in drybulk. ▪ Stable earnings.
Fleet	▪ One of the largest and most modern Supramax fleets in the world. ▪ Average age of 4.6 years.
Commercial
▪ Fixed charter coverage on existing fleet and newbuilds provide for strong and long-term cash flow visibility.
▪ Open/Indexed exposure allow for upside to earnings.
▪ Trading activities to capture value in all shipping cycles.

Operational	▪ In-house technical management allows for benchmarking (of third-party managers) and improved control/costs. ▪ Superior fleet utilization, almost 100% for 2Q 2010.
Company	▪ Headquartered in New York City
Key Takeaways